Federated Floating Rate Strategic Income Fund
A Portfolio of Federated Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
CLASS C SHARES (TICKER FRICX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 31, 2019
On November 14, 2019, the Board of Trustees of Federated Income Securities Trust, on behalf of its series, Federated Floating Rate Strategic Income Fund (the “Fund”), approved the following changes to the Fund's Class A Shares: reduction of the maximum sales load applied to purchases of Class A Shares from 2.00% to 1.00%; adjustment to the Class A Shares' sales load breakpoint discount schedule so that the 1.00% sales charge is applied only to Class A Share purchases of less than $100,000; and reduction of the Class A Shares' distribution (Rule 12b-1) fee from an active 0.10% fee to a dormant 0.05%. These changes will be effective December 1, 2019.
Accordingly, please delete the fee table and example under “Risk/Return Summary: Fees and Expenses” and replace them with the following:
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares (A), Class C Shares (C), Institutional Shares (IS) or Class R6 Shares (R6). You may qualify for certain sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g. A Class) of Federated funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 24 and in “Appendix B” to this Prospectus. If you purchase the Fund's IS or R6 Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.

Shareholder Fees (fees paid directly from your investment)	A	C	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.00%[1,2]	0.75%	None	None
Other Expenses	0.43%	0.45%	0.20%	0.14%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.08%[1]	1.85%	0.85%	0.79%
Fee Waivers and/or Expense Reimbursements[3]	(0.09)% [1]	(0.04)%	(0.11)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.99%[1]	1.81%	0.74%	0.73%
1	The Distribution (12b-1) Fee, Total Annual Fund Operating Expenses, Fee Waivers and/or Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated Distribution (12b-1) Fee for the Fund's Class A Shares.
2	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as subsequently approved by the Board of Trustees (the “Trustees”).
3	The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective December 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, C, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.94%, 1.76%, 0.69% and 0.68% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$209	$440	$690	$1,404
Expenses assuming no redemption	$209	$440	$690	$1,404
C:
Expenses assuming redemption	$288	$582	$1,001	$2,169
Expenses assuming no redemption	$188	$582	$1,001	$2,169
IS:
Expenses assuming redemption	$87	$271	$471	$1,049
Expenses assuming no redemption	$87	$271	$471	$1,049
R6:
Expenses assuming redemption	$81	$252	$439	$978
Expenses assuming no redemption	$81	$252	$439	$978
November 18, 2019
Federated Floating Rate Strategic Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454911 (11/19)
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